UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 26, 2017

Radian Group Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-11356	23-2691170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Market Street, Philadelphia, Pennsylvania	19102
(Address of Principal Executive Offices)	(Zip Code)

(215) 231-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Senior Notes Offering

On September 26, 2017, Radian Group Inc. (the “Company”) completed its previously announced underwritten public offering of $450 million principal amount of 4.500% Senior Notes due 2024 (the “Notes,” and the offering, the “Offering”).

The Notes were issued under the Senior Indenture dated as of March 4, 2013 (the “Base Indenture”), as supplemented by the Fifth Supplemental Indenture dated as of September 26, 2017 (together with the Base Indenture, the “Indenture”), between the Company and U.S. Bank National Association, as trustee. The Notes are the Company’s unsecured senior obligations. The Notes pay interest semi-annually on April 1 and October 1 at a rate of 4.500% per year and will mature on October 1, 2024. At any time, or from time to time, prior to July 1, 2024 (the “Par Call Date”), the Company may redeem the Notes in whole or in part, at its option, at a redemption price equal to the greater of (i) 100% of the aggregate principal amount of the Notes to be redeemed and (ii) the make-whole amount, which is the sum of the present values of the remaining scheduled payments of principal and interest in respect of the Notes to be redeemed, calculated from the redemption date to the Par Call Date, discounted to the redemption date at the Adjusted Treasury Rate (as defined in the Indenture) plus 50 basis points, plus, in each case, accrued and unpaid interest thereon to, but excluding, the redemption date. At any time on or after the Par Call Date, the Company may redeem the Notes in whole or in part, at its option, at a redemption price equal to 100% of the aggregate principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the redemption date.

The Indenture provides for Events of Default that may, in certain circumstances, lead to the outstanding principal and unpaid interest of the Notes becoming immediately due and payable.

The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture, which is included as an exhibit hereto and is incorporated herein by reference.

The Notes were offered for sale pursuant to a prospectus and related prospectus supplement that constitute a part of the Company’s shelf registration statement filed with the Securities and Exchange Commission (the “SEC”) on Form S-3 on February 27, 2017 (File No. 333-216275) (the “Registration Statement”).

The Notes were registered with the SEC pursuant to the Registration Statement. The material terms of the offer and sale of the Notes are described in the Company’s prospectus supplement, as filed with the SEC on September 13, 2017, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, which supplements the Company’s prospectus contained in the Registration Statement.

The net proceeds from the sale of the Notes, after deducting the underwriting discounts and commissions and estimated offering expenses, were approximately $442,210,000. The Company intends to use the net proceeds from the Offering and available cash on hand to fund the tender offers being made pursuant to an offer to purchase dated September 12, 2017, as the same may be amended or supplemented, to pay certain fees and expenses in connection with the tender offers and otherwise for general corporate purposes, which may include the redemption, in accordance with the terms of the related indentures, of some or all of its outstanding senior notes that are not tendered and accepted for purchase in the tender offers.

Item 8.01.	Other Events.

The opinion of Drinker Biddle & Reath LLP regarding the validity of the Notes issued pursuant to the Offering is incorporated by reference in its entirety to the Registration Statement.

Early Tender Results

On September 26, 2017, the Company announced the early tender results and upsizing of its previously announced tender offers to purchase for cash its 5.500% Senior Notes due 2019, its 5.250% Senior Notes due 2020, and its 7.000% Senior Notes due 2021. The Company amended its tender offers to increase the previously announced aggregate maximum consideration amount in respect of the 7.000% Senior Notes due 2021 from $125 million to $175 million. All other terms of the tender offers remain unchanged. The tender offers are being made exclusively pursuant to an offer to purchase dated September 12, 2017, as amended on September 26, 2017, and as the same may be further amended or supplemented.

A copy of the press release announcing the early tender results and upsizing is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Senior Indenture dated as of March 4, 2013 between the Company and U.S. Bank National Association, as Trustee (incorporated by reference to the Company’s Current Report on Form 8-K (file no. 1-11356) dated February 27, 2013 and filed on March 4, 2013)

4.2	Fifth Supplemental Indenture dated as of September 26, 2017 between the Company and U.S. Bank National Association, as Trustee

4.3	Form of 4.500% Senior Notes due 2024 (included as Exhibit A to the Fifth Supplemental Indenture in Exhibit 4.2)

5.1	Opinion of Drinker Biddle & Reath LLP dated September 26, 2017 (4.500% Senior Notes due 2024 of the Company)

23.1	Consent of Drinker Biddle & Reath LLP (included in Exhibit 5.1)

99.1	Press Release dated September 26, 2017 announcing early tender results and upsizing of tender offers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.
(Registrant)

Date: September 26, 2017	By:	/s/ J. Franklin Hall
J. Franklin Hall
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Senior Indenture dated as of March 4, 2013 between the Company and U.S. Bank National Association, as Trustee (incorporated by reference to the Company’s Current Report on Form 8-K (file no. 1-11356) dated February 27, 2013 and filed on March 4, 2013)

4.2	Fifth Supplemental Indenture dated as of September 26, 2017 between the Company and U.S. Bank National Association, as Trustee

4.3	Form of 4.500% Senior Notes due 2024 (included as Exhibit A to the Fifth Supplemental Indenture in Exhibit 4.2)

5.1	Opinion of Drinker Biddle & Reath LLP dated September 26, 2017 (4.500% Senior Notes due 2024 of the Company)

23.1	Consent of Drinker Biddle & Reath LLP (included in Exhibit 5.1)

99.1	Press Release dated September 26, 2017 announcing early tender results and upsizing of tender offers